SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : May 15, 1998


                     SSB Vehicle Securities Inc.
                  Hyundai Auto Receivables Trust 1998-A
             (Exact name of registrant as specified in its charter)


       Delaware                     333-41949-01                  Pending
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


7 World Trade Center
New York, New York                                             10048
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 783-7000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 7
                                                  This report consists of 7
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Hyundai Auto Receivables Trust 1998-A (the "Trust"). The Trust was formed pursuant to an Amended and Restated Trust Agreement dated April 1, 1998, between SSB Vehicle Securities Inc., as depositor, and Wilmington Trust Company, as owner trustee. On May 28, 1998, Hyundai Motor Finance Company (seller and servicer) distributed the Monthly Securityholders' Statement for the May 15, 1998, Distribution Date (the "Monthly Report") to the holders of securities issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Monthly Securityholders' Statement for the May 15, 1998, Distribution Date filed as Exhibit 99.1 hereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SSB VEHICLE SECURITIES INC.


Date:    May 28, 1998                By:  /s/ Ted Yarbrough
                                        Ted Yarbrough
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Securityholders' Statement for            5
                         the May 15, 1998, Distribution Date

                                  Exhibit 99.1

              Monthly Securityholders' Statement on May 15, 1998

=================================================================================================================================
                                                   Hyundai Auto Receivables Trust 1998-A
=================================================================================================================================
                                              $220,000,000 5.90% Asset Backed Notes, Class A-1
                                              $80,150,000 6.05% Asset Backed Notes, Class A-2

                                                        Exhibit 99.1: Monthly Report

                                                  For the Distribution Date: May 15, 1998

I.   Funds Available for Distribution
     A.  Collections on Receivables
         i.  Principal Payments                                                                         $14,060,403.50
         ii. Purchased Receivables                                                                                0.00
         iii.Cram Down Losses                                                                                     0.00
         iv. Principal Balance of Liquidated Receivables                                                    123,179.50
         v.  Withdrawal from Pre-Funding Account                                                                  0.00
         vi. Liquidation Proceeds                                                                             1,626.33
                                                                                                        ---------------
             TOTAL PRINCIPAL COLLECTIONS                                                                $14,185,209.33

         vii.Interest Payments                                                                           $5,118,695.89
         viiiInterest on Purchased Receivables                                                                    0.00
                                                                                                        ---------------
             TOTAL INTEREST COLLECTIONS                                                                  $5,118,695.89

         ix. Late Fees, Extension Fees and Other Fees                                                       $12,707.81
         x.  Late Fees, Extension Fees and Other Fees on Purchased Receivables                                    0.00
                                                                                                        ---------------
         xi. TOTAL FEE COLLECTIONS                                                                          $12,707.81
                                                                                                        ---------------
         xii.TOTAL COLLECTIONS                                                                          $19,316,613.03
                                                                                                        ---------------
     B.  Other Sources
         i.  Reserve Account Release                                                                       $845,952.81
         ii. Draw on Insurance Policy                                                                             0.00
         iii.Withdrawal from Yield Maintenance Account                                                            0.00
         iv. Withdrawal from Capitalized Interest Account                                                   162,369.85
         v.  Reinvestment Income on Trust Accounts                                                                0.00
                                                                                                        ---------------
             TOTAL OTHER SOURCES                                                                         $1,008,322.66
                                                                                                        ===============
                TOTAL FUNDS AVAILABLE FOR DISTRIBUTION                                                  $20,324,935.69
                                                                                                        ===============

II.  Distributions
     A.  Fees                                                                              Per $1,000
         i.  Indenture Trustee                                                                  $0.00            $0.00
         ii. Owner Trustee                                                                       0.00             0.00
         iii.Custodian                                                                           0.00             0.00
         iv. Senior Servicing Fee                                                              373.07       373,068.20
         v.  Subordinated Servicing Fee                                                        373.07       373,068.20
         vi. Insurance Premium                                                                   0.00             0.00
                                                                                                        ---------------
             TOTAL FEES                                                                                    $746,136.40

     B.  Noteholders' Interest                                                             Per $1,000            Total
         i.  Class A-1 Monthly Interest Distributable Amount                                $1,081.67    $1,081,666.67
         ii. Class A-1 Interest Carryover Shortfall                                              0.00             0.00
         iii.Class A-1 Interest Distributable Amount                                         1,081.67     1,081,666.67
         iv. Class A-2 Monthly Interest Distributable Amount                                   404.09       404,089.58
         v.  Class A-2 Interest Carryover Shortfall                                              0.00             0.00
         vi. Class A-2 Interest Distributable Amount                                           404.09       404,089.58
                                                                                                        ---------------
             TOTAL NOTEHOLDERS' INTEREST DISTRIBUTIONS                                                   $1,485,756.25

     C.  Noteholders' Principal                                                            Per $1,000            Total
         i.  Class A-1 Monthly Principal Distributable Amount                              $12,339.72   $12,339,717.21
         ii. Class A-1 Principal Carryover Shortfall                                             0.00             0.00
         iii.Class A-1 Principal Distributable Amount                                       12,339.72    12,339,717.21
         iv. Class A-2 Monthly Principal Distributable Amount                                    0.00             0.00
         v.  Class A-2 Principal Carryover Shortfall                                             0.00             0.00
         vi. Class A-2 Principal Distributable Amount                                            0.00             0.00
                                                                                                        ---------------
             TOTAL NOTEHOLDERS' PRINCIPAL DISTRIBUTIONS                                                 $12,339,717.21

     D.  Certificateholders' Allocations
         i.  Excess Interest, Fees and Other Collections                                                 $3,909,460.04
         ii. Principal                                                                                    1,843,865.79
                                                                                                        ---------------
             TOTAL CERTIFICATEHOLDERS' DISTRIBUTIONS                                                     $5,753,325.83
                                                                                                        ===============
                TOTAL DISTRIBUTIONS                                                                     $20,324,935.69
                                                                                                        ===============

             ----------------------------------------------------------------------------------------------------------
                                                                 Page 6 of 7

                                              Hyundai Auto Receivables Trust 1998-A
                                        $220,000,000 5.90% Asset Backed Notes, Class A-1
                                         $80,150,000 6.05% Asset Backed Notes, Class A-2

                                                  Exhibit 99.1: Monthly Report

                                             For the Distribution Date: May 15, 1998

III. Pool Balances and Portfolio Information

     A.  Balances and Principal Factors                                                           BOP              EOP
                                                                                      ----------------  ---------------
         i.  Total Pool Balance                                                       $345,000,000.00   $330,816,417.00
         ii. Class A-1 Principal Balance                                               220,000,000.00   207,660,282.79
         iii.Class A-2 Principal Balance                                                80,150,000.00    80,150,000.00
         iv. Certificate Principal Balance                                              44,850,000.00    43,006,134.21
         v.  Total Pool Factor                                                                100.00%           95.89%
         vi. Class A-1 Factor                                                                 100.00%           94.39%
         vii.Class A-2 Factor                                                                 100.00%          100.00%
         viiiCertificate Factor                                                               100.00%           95.89%
         ix. Over-Collateralization Amount                                              44,850,000.00    43,006,134.21
         x.  Over-Collateralization Percentage                                                  13.00%           13.00%
         xi. Pool Weighted Average Coupon                                                      14.92%           14.97%
         xii.Pool Weighted Average Remaining Term                                               43.72            43.55
         xiiiRemaining Number of Contracts                                                     32,558           31,812
         xiv.Contracts Matured/Liquidated                                                           0              746

     B.  Reserve Account
         i.  BOP Reserve Account Required Amount                                                        $17,907,273.66
         ii. BOP Reserve Account Balance                                                                 17,907,273.66
         iii.Draws from the Reserve Account                                                                       0.00
         iv. Reserve Account Release                                                                        845,952.81
         v.  EOP Reserve Account Required Amount                                                         17,061,320.85
         vi. EOP Reserve Account Balance                                                                 17,061,320.85

     C.  Net Loss Activity                                                                  Contracts           Amount
                                                                                      ----------------  ---------------
         i.  BOP Cumulative Losses                                                                  0            $0.00
         ii. Liquidation Proceeds from Actual Charge-offs                                          13        38,883.99
         iii.Liquidation Proceeds from Delinquencies                                                5        13,311.61
         iv. Liquidation Proceeds from Actual Repossession                                          6        70,983.90
         v.  Cram Down Losses                                                                       0             0.00
         vi. Monthly Gross Liquidation Proceeds                                                    24       123,179.50
         vii.Recoveries                                                                           - -         1,626.33
         viiiMonthly Net Losses                                                                    24       121,553.17
         ix. EOP Cumulative Losses                                                                 24       121,553.17
         x.  Total Contracts Extended                                                             338               NA
         xi. Vehicles in Repossession                                                              14       155,732.14

     D.  Delinquencies                                                                      Contracts           Amount
                                                                                      ----------------  ---------------
         i.  30-59 Days Delinquent                                                               1162   $12,577,322.06
         ii. 60-89 Days Delinquent                                                                233     2,549,913.90
         iii.90-119 Days Delinquent                                                                 2        29,042.24
         iv. 30 Days and Greater                                                                 1397    15,156,278.20

     E.  Performance Ratios
         i.  30 Days and Greater Delinquencies                                                  4.39%            5.33%
         ii. Annualized Net Losses                                                              0.96%            0.48%
         iii.Cumulative Net Losses                                                              0.08%            0.04%

IV.  Pre-Funding

     A.  Pre-Funding Account
         i.  BOP Pre-Funding Account Balance                                                            $46,545,439.07
         ii. Take-down from the Pre-Funding Account                                                               0.00
                                                                                                        ===============
         iii.EOP Pre-Funding Account Balance                                                            $46,545,439.07
                                                                                                        ===============
     B.  Capitalized Interest Account
         i.  BOP Capitalized Interest Account Balance                                                      $349,265.34
         ii. Capitalized Interest Distribution Amount                                                             0.00
                                                                                                        ===============
         iii.EOP Capitalized Interest Account Balance                                                      $349,265.34
                                                                                                        ===============


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                                                                 Page 7 of 7